UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01    Other Events.
     On July 27, 2007, KeyCorp and USB issued a joint press release announcing the execution of the Merger Agreement (as described below). The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
     On July 26, 2007, KeyCorp, an Ohio corporation, KYCA Corporation, a newly formed Delaware corporation that is a wholly-owned subsidiary of KeyCorp (“Acquiror Sub”) and U.S.B Holding Co., Inc., a Delaware corporation (“USB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, on the Closing Date and subject to all of the conditions set forth in the Merger Agreement, USB will merge with and into Acquiror Sub, with Acquiror Sub continuing as the surviving entity, following which, Union State Bank, a subsidiary of USB, will be merged into KeyBank National Association, a wholly owned subsidiary of KeyCorp.
     Based on the July 26, 2007 closing price for KeyCorp common stock, the transaction would be valued at approximately $575 million. The consideration that a USB shareholder will receive is a combination that includes cash and KeyCorp common stock. Each share of USB common stock will be exchanged at the closing for .455 shares of KeyCorp common stock and $8.925 in cash. The actual value of the purchase consideration to be paid upon closing to each USB shareholder will vary based upon the market price of KeyCorp common shares. Options not exercised by the closing date will convert to KeyCorp options.
     The transaction, which has been approved by the boards of directors of both companies, is expected to close within the next six months, subject to approval by USB shareholders and banking regulators.
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Additional Information about the Merger and Where to Find It:
     In connection with the proposed merger of U.S.B. Holding Co., Inc. (“USB”) with and into KeyCorp (the “Merger”), KeyCorp and USB intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KEYCORP, USB AND THE MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by KeyCorp or USB with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by KeyCorp by directing a written request to KeyCorp, 127 Public Square, Cleveland, Ohio 44114, Attention: Investor Relations, and free copies of the documents filed with the SEC by U.S.B. Holding Co., Inc. by directing a written request to U.S.B. Holding Co., Inc., 100 Dutch Hill Road, Orangeburg, New York 10962, Attention: Secretary.
     KeyCorp, USB and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of USB in connection with the Merger. Information about the directors and executive officers of KeyCorp and USB and information about any other persons who may be deemed participants in this transaction will be included in the proxy statement/prospectus. You can find information about KeyCorp’s directors and executive officers in the proxy statement for KeyCorp’s annual meeting of shareholders filed with the SEC on March 21, 2007. You can find information about USB’s directors and executive officers in the proxy statement for U.S.B. Holding Co., Inc.’s annual meeting of shareholders filed with the SEC on April 27, 2007. You can obtain free copies of these documents from the SEC, KeyCorp or USB using the contact information above.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.
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Forward-Looking Statements
     This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of KeyCorp with the SEC, in press releases, and in oral and written statements made by or with the approval of KeyCorp that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger of KeyCorp and USB, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of KeyCorp or USB or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
     Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

Section 9 — Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
99.1  Press Release issued jointly by U.S.B. Holding Co. Inc. and KeyCorp, dated July 27, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: July 27, 2007	/s/ Daniel R. Stolzer
By: Daniel R. Stolzer
Vice President and Deputy General Counsel